SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                       Securities and Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant     [X]

Filed by Party other than the Registrant     [  ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant toss.240-11(c) orss.240.14a-12


                       North American Resort & Golf, Inc.
        ---------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                    William T. Hart - Attorney for Registrant
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ] $500 per  each  party  to the  controversy  pursuant  to  Exchange  Act Rule
     14a-6(i)(3)

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)    Title of each class of securities to which transaction applies:
      -----------------------------------------------------------------

2)    Aggregate number of securities to which transaction applies:
      -----------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
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4)    Proposed maximum aggregate value of transaction:
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      [     ] Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting
            fee  was  paid   previously.   Identify  the   previous   filing  by
            registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:
      -----------------------------------

2)    Form, Schedule or Registration No.:
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3)    Filing Party:
      -----------------------------------

4)    Date Filed:
      -----------------------------------

                       NORTH AMERICAN RESORT & GOLF, INC.
                                33163-2nd Avenue
                            Mission, British Columbia
                                     Canada
                                 (604) 820-7282

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 27, 2000
To the Shareholders:

      Notice is hereby given that a special meeting of the shareholders of North American Resort & Golf, Inc. (the "Company") will be held at the Company's offices, 33163-2nd Avenue, Mission, British Columbia, Canada on June 27, 2000, at 10:00 A.M., for the following purpose:

      (1) To approve an amendment to the Company's Articles of Incorporation whereby the name of the Company will be changed to MarketU Inc.;

      (2) To ratify the adoption of the Company's Incentive Stock Option Plan which provides that up to 500,000 shares of common stock may be issued upon the exercise of options granted pursuant to the Incentive Stock Option Plan;

      (3) To ratify the adoption of the Company's Non-Qualified Stock Option Plan which provides that up to 1,500,000 shares of common stock may be issued upon the exercise of options granted pursuant to the Non-Qualified Plan;

      (4) To ratify the adoption of the Company's Stock Bonus Plan which provides that up to 500,000 shares of common stock may be issued as stock bonuses pursuant to the Stock Bonus Plan.

        to transact such other business as may properly come before the meeting.

      The Board of Directors has fixed the close of business on June 8, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held. As of June 8, 2000, there were 9,489,367 shares of the Company's common and preferred stock which were entitled to vote at the meeting.

                                    NORTH AMERICAN RESORT & GOLF, INC

June 16, 2000                       By    William Coughlin
                                          President

                       NORTH AMERICAN RESORT & GOLF, INC.
                                33163-2nd Avenue
                            Mission, British Columbia
                                 Canada V2V 6T8
                                 (604) 820-7282

                                 PROXY STATEMENT

                         Special Meeting of Shareholders
                           To Be Held on June 27, 2000

         The accompanying proxy is solicited by the Board of Directors of the Company for voting at a special meeting of shareholders to be held on June 27, 2000, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the special meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth on page one or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was mailed to shareholders of record on or about June 16, 2000.

         Only the holders of the Company's common and Series A Preferred stock are entitled to vote at the meeting. Each share of the common and Series A Preferred stock is entitled to one vote and votes may be cast either in person or by proxy. A quorum consisting of one-third of the shares entitled to vote is required for the meeting. The adoption of the proposal to change the Company's name will require the approval of the holders of a majority of the issued and outstanding shares of the Company's common and preferred stock. The affirmative vote of the holders of a majority of the outstanding shares of the Company's common and preferred stock is required to approve the other proposals to come before the meeting.

    Shares of the Company's common and preferred stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the special meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Abstentions and broker non-votes will have the same effect as votes against the proposals to be considered at the meeting.

                                    BACKROUND

      On April 28, 2000 the Company acquired all of the issued and outstanding shares of Home Finders Realty Ltd and Most Referred Real Estate Agents, Inc. (collectively doing business as Home Finders Realty) in exchange for (i) 4,500,000 shares of the Company's Series A Preferred stock and (ii) preferred shares in a wholly owned subsidiary of the Company which was formed for the sole purpose of facilitating the acquisition of Home Finders Realty. Each share of the Company's Series A Preferred stock is entitled to one vote on all matters submitted to a vote of the Company's shareholders. The Series A Preferred shares are not entitled to any dividends or any distributions upon the liquidation of the Company.

      The preferred shares of the Company and the Company's subsidiary may be exchanged for 4,500,000 shares of the Company's common stock.

      Home Finders Realty has a service which allows real estate professionals and the general public to quickly and efficiently find quality customer service oriented Realtors in North American cities within a few minutes. This service is available through AMRR.COM or CMRR.COM websites, or by phoning a 1-800-414-5655 hotline. Mortgage brokers, home inspectors, appraisers, title companies and attorneys can also be located with the same service.

      As of May 10, 2000 Home Finders Realty employed twenty people on a full-time basis.

      Summary financial information concerning Home Finders Realty follows:

                                                   December 31, 1999

      Current Assets                                    $16,940
      Total Assets                                      157,677
      Current liabilities                                87,028
      Total liabilities                                 257,945
      Working Capital (Deficit)                         (70,088)
      Stockholders' (Deficit)                          (100,268)

                                                   Year ended December 31, 1999

      Revenues                                             $775,013
      Cost of sales                                        (299,501)
      General and administrative expenses                  (514,205)
                                                           ---------
      Net Loss                                             $(38,693)
                                                           =========

      Home Finders Realty was acquired from William Coughlin and Carole Coughlin. The following table lists the shares issued in connection with the acquisition of Home Finders Realty and the shares of the Company's common stock which Mr. Coughlin and Ms. Coughlin are entitled to receive.

                                                           Shares of Company's
                        Series A      Preferred Shares    Common Stock Issuable
                    Preferred Shares   of Subsidiary          Upon Exchange
(1)

William Coughlin        2,250,000       2,250,000               2,250,000
Carole Coughlin         2,250,000       2,250,000               2,250,000

(1) One Series A Preferred share together with one preferred share of the Company's subsidiary may at any time be exchanged for one share of the Company's common stock.

      Following the acquisition of Home Finders Realty, Christine Cerisse resigned as the Company's president but remained a director of the Company. The Company's present officers and directors are:

            Name                                Position

            William Coughlin                    President and a Director
            Robert Dent                         Director
            James Sanford                       Director
            Christine Cerisse                   Director

                             PRINCIPAL SHAREHOLDERS

         Prior to the acquisition of Home Finders Realty the Company had 4,989,367 outstanding shares of common stock. If William and Carole Coughlin convert their preferred shares into 4,500,000 shares of the Company's common stock, the Company will have 9,489,367 outstanding shares of common stock.

         The following table sets forth, as of June 8, 2000 (and giving effect to the acquisition of Home Finders Realty) information with respect to the only persons owning beneficially 5% or more of the Company's common stock and the number and percentage of outstanding shares owned by each director and officer and by the Company's officers and directors as a group. Unless otherwise indicated, each owner has sole voting and investment power over his or her shares of common stock.

                                Shares Percentage
  Name and Address               Owned             Ownership (3)
  ----------------               ------            -------------

  William Coughlin               2,250,000 (1)         23.7%
  33163-2nd Avenue
  Mission, British Columbia
  Canada

  Carole Coughlin                2,250,000 (1)         23.7%
  11202 Stave Lake Road
  Mission, British Columbia
  Canada

  Robert Dent                             --                --
  809 Westview Drive
  North Vancouver, British Columbia
  Canada V7S 1N5

  James Sanford                           --                --
  #106-32119 Old Yale Road
  Abbotsford, British Columbia
  Canada V2T 2C8

  Christine Cerisse              2,500,000 (2)         26.3%
  #1111-1367 Alberni St.
  Vancouver, British Columbia
  Canada

  All officers and directors
   as group (four persons)       7,000,000             73.8%

(1) Represents shares of Company's common stock issuable upon exchange of preferred shares held by this shareholder. William Coughlin may be considered the beneficial owner of the shares owned by Carole Coughlin.
(2) Ms. Cerisse acquired these shares in June 1999 from a former officer and director of the Company.
(3) Assumes the preferred shares of the Company and the Company's subsidiary which were issued in connection with the acquisition of Home Finders Realty are exchanged for 4,500,000 shares of the Company's common stock.

      The number of the Company's outstanding shares and the shares held by the Company's officers, directors and those persons owning more than 5% of the Company's common stock do not reflect shares issuable upon the exercise of options granted to the following persons:

                       Shares Issuable Upon       Option        Expiration Date
Name                     Exercise of Option                      Exercise Price
of Option

Christine Cerisse           400,000                $0.25            12/06/01

Christine Cerisse           100,000                $1.00            03/01/01

Robert Dent                 100,000                $1.00            03/01/01

James Sanford               100,000                $1.00            03/01/01

Employees of Home Finders   520,000                $0.68            04/28/03
  Realty and Consultants

                             OFFICERS AND DIRECTORS

         The Company's officers and directors are as follows:

      Name                    Age               Position

      William Coughlin         47               President and a Director
      Robert Dent              51               Director
      James Sanford            62               Director
      Christine Cerisse        46               Director

      Each director holds office until his successor is duly elected by the stockholders. Executive officers serve at the pleasure of the Board of Directors.

      The following sets forth certain information concerning the past and present principal occupations of the Company's officers and directors.

     William Coughlin has been the President of Home Finders Realty since October 1998. Between 1982 and 1998 Mr. Coughlin was a realtor with Remax Little Oak Realty Ltd. in Abbotsford, British Columbia.

      Robert L. Dent has been the President of Lariat Property Corporation, a corporation engaged in real estate investments and management, since 1998. From 1989 to 1998 Mr. Dent was President of Targa Realty, a corporation which was also engaged in real estate investments and management.

      James Sanford was a full time corporate development consultant for Home Finders Realty between October 1999 and May 2000. Since January 1995 Mr. Sanford has also been the minister of Body of Christ Ministries in Abbotsford, British Columbia.

     Christine Cerisse was the President of the Company between December 1999 and April 28, 2000. Ms. Cerisse has been a director of the Company since December 1999. For the past 19 years Ms. Cerisse has been involved in financial planning and financial management. Ms. Cerisse is a Chartered and Registered Financial Planner.

     Mr. Coughlin devotes substantially all of his time on the Company's business. Robert Dent and Christine Cerisse, as directors, devote 40% to 50% of their time to the Company. Mr. Sanford devotes only a minimal amount of time on the Company's business.

Change in Management

      Following the acquisition of Home Finders Realty, Christine Cerisse resigned as the Company's president but remained a director of the Company. William Coughlin, Robert Dent and James Sanford were appointed officers and/or directors in connection with the acquisition of Home Finders Realty.

Executive Compensation

      During the years ended December 31, 1998 and 1999 the Company did not pay any compensation to any of its officers or directors.

      The following table sets forth in summary form the compensation received by (i) the Chief Executive Officer of Home Finders Realty and (ii) by each other executive officer of Home Finders Realty who received in excess of $100,000 during the fiscal years December 31, 1998 and 1999.

                                                   Other       Re-
                                                   Annual    stricted
                                                   Compen-    Stock     Options
      Name and         Fiscal    Salary  Bonus     sation     Awards    Granted
Principal Position       Year       (1)     (2)       (3)      (4)        (5)
------------------     ------    ----------------  ------------------  ---------

William Coughlin,      1999    $43,000     --     $20,000     --         --
Chief Executive Officer1998$        --     --          --     --         --

(1)   The dollar value of base salary (cash and non-cash) received.
(2) The dollar value of bonus (cash and non-cash) received.

(3) Any other annual compensation not properly categorized as salary or bonus, including perquisites and other personal benefits, securities or property. Amounts in the table represent dividends paid by Home Finders Realty to Mr. Coughlin.

(4) During the year ending December 31, 1999, the value of the shares of the common stock of Home Finders Realty issued as compensation for services.

      The shares of common stock to be received upon the exercise of all stock options granted during the year ending December 31, 1999.

      The table below shows the number of shares of the Company's common stock owned by the officers listed above, and the value of such shares, as of December 31, 1999.

      Name                                Shares            Value
      ----                                ------            -----
      Christine Cerisse                  2,500,000       $2,500,000

(5) The shares of Common Stock to be received upon the exercise of all stock options granted during the fiscal years shown in the table.

Employment Contracts

       The Company does not have employment contracts with any of its executive officers.

Options Granted During Fiscal Year Ending December 31, l999 The following tables set forth information concerning the options granted, during the fiscal year ended December 31, 1999, to the persons named below, and the fiscal year-end value of all unexercised options (regardless of when granted) held by these persons. The options listed below were not granted pursuant to the Company's incentive or non-qualified stock option plans.

                                          % of Total
                                            Options
                                           Granted to     Exercise
                    Date     Options      Employees in    Price Per   Expiration
 Name              of Grant  Granted (#)   Fiscal Year      Share        Date
------            ---------  -----------  ------------    ---------   ----------

Christine Cerisse12/06/99    400,000        100%          $0.25      12/06/01

Option Exercises in Last Fiscal Year and Fiscal Year-End Values

                                               Number of
                                                Securities        Value of
                                               Underlying        Unexercised
                                              Unexercised       In-the-Money
                                                Options at        Options at
                                            December 31, 1999  December 31, 1999
Shares Acquired                   Value        Exercisable/       Exercisable/
Name on Exercise (1)            Realized (2) Unexercisable (3) Unexercisable (4)
-----------------------------   ------------ ----------------- -----------------

Christine Cerisse     --           --          400,000/--        $306,000/--


(1) The number of shares received upon exercise of options during the fiscal year ended December 31, 1999.

(2) With respect to options exercised during the Company's fiscal year ended December 31, 1999, the dollar value of the difference between the option exercise price and the market value of the option shares purchased on the date of the exercise of the options.

(3) The total number of unexercised options held as of December 31, 1999, separated between those options that were exercisable and those options that were not exercisable.

(4) For all unexercised options held as of December 31, 1999, the excess of the market value of the stock underlying those options (as of December 31, 1999) and the exercise price of the option

Long Term Incentive Plans - Awards in Last Fiscal Year

      None.

Employee Pension, Profit Sharing or Other Retirement Plans

      Except as provided in the Company's employment agreements with its executive officers, the Company does not have an active defined benefit, pension plan, profit sharing or other retirement plan, although the Company may adopt one or more of such plans in the future.

Compensation of Directors

      Standard Arrangements. At present the Company does not pay its directors for attending meetings of the Board of Directors, although the Company expects to adopt a director compensation policy in the future. The Company has no standard arrangement pursuant to which directors of the Company are compensated for any services provided as a director or for committee participation or special assignments.

      Other Arrangements. Except as disclosed elsewhere in this proxy statement, no director of the Company received any form of compensation from the Company during the year ended December 31, 1999.

Transactions  with  Management

     See information in this proxy statement in the section titled "Principal Shareholders" for information concerning stock options granted to the Company's officers and directors.

Stock Option and Bonus Plans

      The Company's Incentive Stock Option Plan, Non-Qualified Stock Option Plan and Stock Bonus Plan are collectively referred to in this proxy statement as the "Plans".

Incentive Stock Option Plan.
---------------------------

      The Incentive Stock Option Plan authorizes the issuance of options to purchase shares of the Company's common stock. Only officers, directors and employees of the Company may be granted options pursuant to the Incentive Stock Option Plan.

      In order to qualify for incentive stock option treatment under the Internal Revenue Code, the following requirements must be complied with:

      1.   Options granted pursuant to the Plan must be exercised no later than:

            (a) The expiration of thirty (30) days after the date on which an option holder's employment by the Company is terminated.

            (b) The expiration of one year after the date on which an option holder's employment by the Company is terminated, if such termination is due to the Employee's disability or death.

      2. In the event of an option holder's death while in the employ of the Company, his legatees or distributees may exercise (prior to the option's expiration) the option as to any of the shares not previously exercised.

      3. The total fair market value of the shares of common stock (determined at the time of the grant of the option) for which any employee may be granted options which are first exercisable in any calendar year may not exceed $100,000.

      4. Options may not be exercised until one year following the date of grant. Options granted to an employee then owning more than 10% of the common stock of the Company may not be exercisable after five years from the date of grant.

      5. The purchase price per share of common stock purchasable under an option is determined by the Company's Board of Directors but cannot be less than the fair market value of the Common Stock on the date of the grant of the option (or 110% of the fair market value in the case of a person owning the Company's stock which represents more than 10% of the total combined voting power of all classes of stock).

Non-Qualified Stock Option Plan.
-------------------------------

      The Non-Qualified Stock Option Plan authorizes the issuance of options to purchase shares of the Company's common stock to the Company's employees, directors, officers, consultants and advisors, provided however that bona fide services must be rendered by consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction. The option exercise price and expiration date are determined by the Company's Board of Directors.

Stock Bonus Plan.
----------------

      The Company's Stock Bonus Plan authorizes the issuance of shares of common stock to the Company's employees, directors, officers, consultants and advisors provided, however, that bona fide services must be rendered by consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction.

Other Information Regarding the Plans.
-------------------------------------

      The Plans are administered by the Company's Board of Directors. The Board of Directors has the authority to interpret the provisions of the Plans and supervise the administration of the Plans. In addition, the Board of Directors is empowered to select those persons to whom shares or options are to be granted, to determine the number of shares subject to each grant of a stock bonus or an option and to determine when, and upon what conditions, shares or options granted under the Plans will vest or otherwise be subject to forfeiture and cancellation.

      In the discretion of the Board of Directors, any option granted pursuant to the Plans may include installment exercise terms such that the option becomes fully exercisable in a series of cumulating portions. The Board of Directors may also accelerate the date upon which any option (or any part of any options) is first exercisable. Any shares issued pursuant to the Stock Bonus Plan and any options granted pursuant to the Incentive Stock Option Plan or the Non-Qualified Stock Option Plan will be forfeited if the "vesting" schedule established by the Board of Directors at the time of the grant is not met. For this purpose, vesting means the period during which the employee must remain an employee of the Company or the period of time a non-employee must provide services to the Company. At the time an employee ceases working for the Company (or at the time a non-employee ceases to perform services for the Company), any shares or options not fully vested will be forfeited and cancelled. In the discretion of the Board of Directors payment for the shares of Common Stock underlying options may be paid through the delivery of shares of the Company's Common Stock having an aggregate fair market value equal to the option price, provided such shares have been owned by the option holder for at least one year prior to such exercise. A combination of cash and shares of Common Stock may also be permitted at the discretion of the Board of Directors.

      Options are generally non-transferable except upon the death of the option holder. Shares issued pursuant to the Stock Bonus Plan will generally not be transferable until the person receiving the shares satisfies the vesting requirements imposed by the Board of Directors when the shares were issued.

      The Board of Directors of the Company may at any time, and from time to time, amend, terminate, or suspend one or more of the Plans in any manner it deems appropriate, provided that such amendment, termination or suspension cannot adversely affect rights or obligations with respect to shares or options previously granted.

      The Plans are not qualified under Section 401(a) of the Internal Revenue Code, nor are they subject to any provisions of the Employee Retirement Income Security Act of 1974.

Summary

      The following sets forth certain information as of June 8, 2000 concerning the stock options and stock bonuses granted by the Company pursuant to the Plans. Each option represents the right to purchase one share of the Company's common stock.

      The Plans are being submitted to the Company's shareholders for their approval at the June 27, 2000 meeting.

                                  Total       Shares                Remaining
                                 Shares     Reserved for  Shares     Options/
                                Reserved    Outstanding  Issued As    Shares
Name of Plan                   Under Plans    Options   Stock Bonus   Under
Plans

Incentive Stock Option Plan     500,000      80,000         N/A      420,000
Non-Qualified Stock Option
 Plan                         1,500,000     740,000         N/A      760,000
Stock Bonus Plan                500,000         N/A          --      500,000

PROPOSAL TO CHANGE COMPANY'S NAME

      As a result of the acquisition of Home Finder Realty the Company's Board of Directors believes it is appropriate to change the name of the Company to MarketU Inc., which corresponds with one of Home Finder Realty's websites.

      The Board of Directors recommends that the Company's shareholders approve the change in the Company's name.

PROPOSAL TO RATIFY ADOPTION OF INCENTIVE STOCK OPTION PLAN

      Shareholders are being requested to ratify the adoption of the Company's Incentive Stock Option Plan. The purpose of the Incentive Stock Plan is to furnish additional compensation and incentives to the Company's officers and employees.

      The Incentive Stock Option Plan will authorize the issuance of up to 500,000 shares of the Company's common stock to persons that exercise options granted pursuant to the plan. As of June 8, 2000 the Company had granted options to purchase 80,000 shares of the Company's common stock pursuant to the Incentive Stock Option Plan.

      The Incentive Stock Option Plan was adopted by the Board of Directors on May 23, 2000. Any options granted under the Plan must be granted before May 23, 2010. The Board of Directors recommends that the shareholders of the Company approve the adoption of the Incentive Stock Option Plan.

PROPOSAL TO RATIFY ADOPTION OF NON-QUALIFIED STOCK OPTION PLAN

      Shareholders are being requested to ratify the adoption of the Company's Non-Qualified Stock Option Plan. The Company's employees, directors and officers, and consultants or advisors to the Company are eligible to be granted options pursuant to the Non-Qualified Plan as may be determined by the Company's Board of Directors, provided however that bona fide services must be rendered by such consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction.

      Non-Qualified Plan authorizes the issuance of up to 1,500,000 shares of the Company's common stock to persons that exercise options granted pursuant to the Plan. As of June 8, 2000 options to purchase 740,000 shares had been granted pursuant to the Non-Qualified Plan.

      The Non-Qualified Plan was adopted by the Board of Directors on May 23, 2000. The Board of Directors recommends that the shareholders of the Company ratify the adoption of the Non-Qualified Plan.

                 PROPOSAL TO RATIFY ADOPTION OF STOCK BONUS PLAN

      Shareholders are being requested to ratify the adoption of the Company's Stock Bonus Plan. The purpose of the Stock Bonus Plan is to furnish additional compensation and incentives to the Company's officers, employees, consultants and advisors.

      The Stock Bonus Plan authorizes the issuance of up to 500,000 shares of the Company's Common Stock to persons granted stock bonuses pursuant to the Stock Bonus Plan. As of June 8, 2000 no shares have been granted pursuant to the Stock Bonus Plan.

      The Stock Bonus Plan was adopted by the Board of Directors on May 23, 2000. The Board of Directors recommends that the shareholders of the Company ratify the adoption of the Stock Bonus Plan.

                                     GENERAL

      The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with solicitation of proxies will be paid by the Company including any additional solicitation made by letter, telephone or telegraph. Failure of a quorum to be present at the meeting will necessitate adjournment and will subject the Company to additional expense.

      Management of the Company does not intend to present and does not have reason to believe that others will present any other items of business at the Special Meeting. However, if other matters are properly presented to the meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

      Please complete, sign and return the enclosed proxy promptly. No postage is required if mailed in the United States.

                          NORTH AMERICAN RESORT & GOLF
               This Proxy is Solicited by the Board of Directors

      The undersigned stockholder of the Company, acknowledges receipt of the Notice of the Special Meeting of Stockholders, to be held June 27, 2000, 10:00 A.M. local time, at 33163-2nd Avenue, Mission, British Columbia, Canada, and hereby appoints William Coughlin with the power of substitution, as Attorney and Proxy to vote all the shares of the undersigned at said Special Meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof. The above named Attorney and Proxy is instructed to vote all of the undersigned's shares as follows:

    (1) To approve an amendment to the Company's Articles of Incorporation whereby the Company's name will be changed to MarketU Inc.


                           -       -           -
                         / / FOR / / AGAINST / / ABSTAIN
                         -       -           -

(2)  To ratify the adoption of the Company's Incentive Stock Option Plan.
                          -       -           -
                        / / FOR / / AGAINST / / ABSTAIN
                        -       -           -

(3)  To ratify the adoption of the Company's Non-Qualified Stock Option Plan.

                           -       -           -
                         / / FOR / / AGAINST / / ABSTAIN
                         -       -           -

    (4)     To ratify the adoption of the Company's Stock Bonus Plan.


                           -       -           -
                         / / FOR / / AGAINST / / ABSTAIN
                         -       -           -

      To transact such other business as may properly come before the meeting.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEMS 1 THROUGH 4.

                            Dated this      day of                       , 2000.
                                      -----       ----------------------



                                       -----------------------------------------
                                                      (Signature)

                                       -----------------------------------------
                                                      (Signature)


                                       Please  sign your
                                       name  exactly as it appears on your stock
                                       certificate.  If shares are held jointly,
                                       each  holder   should  sign.   Executors,
                                       trustees, and other fiduciaries should so indicate when signing.

                                       Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.